UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report – August 7, 2013

COOPER-STANDARD HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54305	20-1945088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

39550 Orchard Hill Place Drive, Novi, Michigan	48375
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (filed with the Securities and Exchange Commission on May 8, 2013) Cooper-Standard Holdings Inc. (the “Company”) announced its intention to revise its segment disclosures beginning with the second quarter of 2013 from two segments, North America and International to four reportable segments, North America, Europe, South America and Asia Pacific.

In connection with this revised segment presentation, the Company is updating the following information that appeared in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013:

•

Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change, attached as exhibit 99.1 to this report and incorporated herein by reference;

•

Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012: Financial Statements and Supplementary Data, revised only to reflect segment reporting change, attached as Exhibit 99.2 to this report and incorporated herein by reference;

•

Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013: Financial Statements and Notes to Condensed Consolidated Financial Statements, revised only to reflect segment reporting change, attached as Exhibit 99.3 to this report and incorporated herein by reference;

•

Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change, attached as exhibit 99.4 to this report and incorporated herein by reference.

The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the above described segment reporting change. The information in this Current Report on Form 8–K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which was filed with the Securities and Exchange Commission (except for the items updated herein).There is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows. This Current Report on Form 8-K does not reflect events occurring after May 8, 2013, the date the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments, as described above and set forth in Exhibits 99.1 to 99.4 attached hereto.

Forward Looking Statements

This Current Report includes “forward-looking statements.” The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may” and variations of such words or similar expressions are intended to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. Readers should not put undue reliance on any forward-looking statements. Readers should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

99.2	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012: Financial Statements and Supplementary Data, revised only to reflect segment reporting change.

99.3	Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013: Financial Statements and Notes to Condensed Consolidated Financial Statements, revised only to reflect segment reporting change.

Exhibit No.	Description of Exhibit

99.4	Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 7, 2013

Cooper-Standard Holdings Inc.

/s/ Timothy W. Hefferon
Name:	Timothy W. Hefferon
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

99.2	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012: Financial Statements and Supplementary Data, revised only to reflect segment reporting change.

99.3	Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013: Financial Statements and Notes to Condensed Consolidated Financial Statements, revised only to reflect segment reporting change.

99.4	Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013: Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised only to reflect segment reporting change.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Label Linkbase Document

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